Exhibit 21.1
Subsidiaries of the Registrant
     Certain subsidiaries of the Registrant and their subsidiaries are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

Name	Country of Organization
Sistemes Consulting S.A	Andorra
Accenture SRL	Argentina
Accenture Technology Solutions Pty Ltd	Australia
Accenture Australia Holdings Pty Ltd	Australia
Accenture HR Services (Australia) Ltd	Australia
Diversiti Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
Navitaire Australia Pty Ltd	Australia
Accenture GmbH	Austria
Accenture S.A.\N.V	Belgium
Accenture Technology Solutions NV/SA	Belgium
Accenture Technology Ventures S.P.R.L.	Belgium
Partners Security Ltd	Bermuda
Accenture Australia Ltd	Bermuda
Accenture Australia (1) Ltd	Bermuda
Accenture Australia (2) Ltd	Bermuda
Accenture Australia (3) Ltd	Bermuda
Blue Insurance Ltd	Bermuda
ENMAX Technology Bolivia S.A.	Bolivia
Accenture (Botswana) (PTY) Ltd	Botswana
Accenture do Brasil Ltda	Brazil
Accenture Technology Solutions Ltda	Brazil
Accenture Servicos de Suporte de Negocios Ltda	Brazil
Accenture Canada Holdings Inc.	Canada
1021904 Ontario Limited	Canada
Accenture Inc	Canada
Accenture Technology Solutions — Canada, Inc.	Canada
Also known as Solutions technologiques Accenture — Canada, Inc.
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Business Services for Utilities Inc.	Canada
Accenture Business Services General Partner Inc.	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Avanade Canada Inc.	Canada
Navitaire Canada Corporation	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Accenture (Shanghai) Co Ltd	China
Accenture Technology Solutions (Dalian) Co Ltd	China
Guangzhou Bao Zhe Information Consulting Co Ltd	China
Avanade Guangzhou	China
Accenture Ltda	Colombia
Accenture Services s.r.o.	Czech Republic
Accenture Technology Solutions s.r.o.	Czech Republic
Accenture AS	Denmark
Accenture Australia Holdings ApS	Denmark
Accenture Technology Solutions A/S	Denmark
Avanade Denmark ApS	Denmark
Accenture Egypt LLC	Egypt
Accenture Oy	Finland

Name	Country of Organization
Accenture Technology Solutions Oy	Finland
Accenture Services Oy	Finland
Avanade Finland Oy	Finland
Accenture SAS.	France
Accenture Technology Solutions SAS	France
InVita SAS	France
Avanade SAS	France
Accenture Insurance Services SAS	France
Accenture Holdings France SAS	France
Accenture Services SAS	France
Accenture GmbH	Germany
Accenture Management GmbH	Germany
Accenture Holding GmbH & Co. KG	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture Industry Services GmbH	Germany
Accenture Services GmbH	Germany
Accenture Technology Solutions GmbH	Germany
Accenture Services für Kreditinstitute GmbH	Germany
Accenture Services für Human Resources GmbH	Germany
Avanade Deutschland GmbH	Germany
ATV eMillenuim Beteiligung GmbH	Germany
Accenture Human Capital Management Solutions	Germany
Pecaso Pension Services GmbH	Germany
Accenture Finance (Gibraltar) Ltd	Gibraltar
Accenture Finance (Gibraltar) II Ltd	Gibraltar
Accenture Finance (Gibraltar) III Ltd	Gibraltar
Accenture Minority III Ltd	Gibraltar
Accenture Minority IV Ltd	Gibraltar
Accenture Minority V Ltd	Gibraltar
Accenture Technology Ventures (Gibraltar) Ltd	Gibraltar
Accenture PLC	Gibraltar
Accenture S.A.	Greece
Accenture BPM S.A.	Greece
Accenture Co Ltd	Hong Kong
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong
Avanade Hong Kong Ltd	Hong Kong
Accenture Tanacsado Korlatolt Felelossegu Tarsasag KFT	Hungary
(Also known as Accenture KFT)
Accenture India Private Ltd	India
Accenture Services Private Ltd	India
Avanade India Consulting Private Ltd	India
P.T. Accenture	Indonesia
P.T. Asta Katur Indra	Indonesia
Accenture	Ireland
Accenture European Service Center Ltd	Ireland
Accenture Technology Solutions	Ireland
Accenture IOM 1 Company Limited	Isle of Man
Accenture IOM 2 Company Limited	Isle of Man
Accenture Ltd	Israel
Accenture SpA	Italy
Accenture Technology Solutions SRL	Italy
Accenture Outsourcing SRL	Italy
Accenture Insurance Services SpA	Italy
Arthis SpA	Italy
Accenture Insurance Services and Systems SpA	Italy
Accenture HR Services SpA/TESS SpA	Italy
Avanade Italy SRL	Italy
Accenture Japan Ltd	Japan
Accenture Technology Solutions Japan KK	Japan
Proquire KK	Japan

Name	Country of Organization
Avanade Japan KK	Japan
Accenture Kenya Ltd.	Kenya
Accenture Sàrl	Luxembourg
Accenture S.C.A.	Luxembourg
Accenture International Sàrl	Luxembourg
Accenture Minority III Norway 1 S.C.A.	Luxembourg
Accenture Minority III Norway 2 S.C.A.	Luxembourg
Accenture International Capital SCA	Luxembourg
Accenture Sdn. Bhd.	Malaysia
Accenture Technology Solutions Sdn. Bhd.	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Advent Business Services Sdn. Bhd.	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Accenture Mauritius Ltd	Mauritius
Accenture (Mauritius) Onshore Ltd	Mauritius
Beaumont Development Centre Holding Ltd	Mauritius
AP Holdings Co Ltd	Mauritius
Accenture S.C.	Mexico
Accenture BPO S.A. de C.V.	Mexico
Accenture Technology Solutions S.C.	Mexico
Pecaso Mexico – People Capital Solutions, S.A. de C.V.	Mexico
Accenture Service Centre Morocco SA	Morocco
Accenture Holdings B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture Services B.V.	Netherlands
Accenture Finance B.V.	Netherlands
Accenture Properties (2) B.V.	Netherlands
Accenture India Holdings B.V.	Netherlands
Accenture Middle East B.V.	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Greece B.V.	Netherlands
Accenture Australia Holding B.V.	Netherlands
Accenture Korea BV	Netherlands
Accenture Technology Ventures BV	Netherlands
Accenture Participations BV	Netherlands
Accenture Minority I BV	Netherlands
Accenture BV	Netherlands
Accenture Technology Solutions BV	Netherlands
Accenture Insurance Services BV	Netherlands
Avanade Netherlands BV	Netherlands
Partners Technology Mexico Holdings BV	Netherlands
Accenture Business Services BV	Netherlands
Accenture Ltd.	New Zealand
Accenture NZ Limited	New Zealand
Accenture Ltd	Nigeria
Accenture A.N.S.	Norway
Avanade Norway AS	Norway
Accenture Inc	Philippines
Accenture Healthcare Processing Inc.	Philippines
Accenture Sp. z.o.o.	Poland
Accenture Services Sp. z.o.o.	Poland
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions S.A.	Portugal
Accenture Services S.r.l.	Romania
Accenture OOO	Russia
Accenture Pte Ltd	Singapore
Accenture Technology Solutions Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
Accenture s.r.o.	Slovak Republic

Name	Country of Organization
Accenture Services s.r.o.	Slovak Republic
Accenture Technology Solutions – Slovakia s.r.o.	Slovak Republic
Accenture (South Africa) Pty Ltd	South Africa
Accenture Services (South Africa) Pty Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
Accenture Africa Pty Ltd	South Africa
Accenture Technology Infrastructure Services Pty Ltd	South Africa
Accenture Yuhan Hoesa Also known as Accenture Ltd	South Korea
Accenture Technology Solutions Ltd	South Korea
Accenture S.L.	Spain
Accenture Outsourcing Services SL	Spain
Accenture Holdings (Iberia) S.L.	Spain
Coritel S.A.	Spain
Integration Services S.A.	Spain
Alnova Technologies Corporation S.L.	Spain
Business Process Management S.A.	Spain
Accenture Formacion Sociedad Civil	Spain
Avanade Spain SL	Spain
CustomerWorks Europe SL	Spain
Energuiaweb SL	Spain
Netpersonas SL	Spain
Pecaso Hispania Rumbo SL	Spain
Accenture AB	Sweden
Accenture Services AB	Sweden
Accenture Technology Solutions AB	Sweden
Avanade Sweden AB	Sweden
Accenture AG	Switzerland
Accenture Technology Solutions AG	Switzerland
Accenture Holding GmbH	Switzerland
Accenture Global Services GmbH	Switzerland
Accenture Finance GmbH	Switzerland
Accenture Finance II GmbH	Switzerland
Accenture Services GmhH	Switzerland
Avanade Schweiz GmbH	Switzerland
Accenture Co Ltd	Taiwan
Accenture Solutions Co Ltd	Thailand
Accenture Co Ltd.	Thailand
Accenture Technolgy Solutions (Thailand) Ltd	Thailand
Avanade (Thailand) Co Ltd	Thailand
Accenture Danismanlik Limited Sirketi	Turkey
Accenture BPM is Yonetimi Limited Sirketi	Turkey
Accenture Ukraine LLC	Ukraine
Accenture Azerbaijan Ltd.	United Kingdom
Accenture (UK) Ltd	United Kingdom
Avanade UK Ltd	United Kingdom
Avanade Europe Holdings Ltd	United Kingdom
Avanade Europe Services Ltd	United Kingdom
Imagine Broadband Ltd	United Kingdom
The Accenture Group	United Kingdom
Accenture Services Ltd	United Kingdom
Accenture Technology Solutions Ltd	United Kingdom
Accenture HR Services Ltd	United Kingdom
Accenture Development Partnerships	United Kingdom
Navitaire (UK) Ltd	United Kingdom
Media Audits Ltd	United Kingdom
Media Audits Group Ltd	United Kingdom
Pecaso UK Ltd	United Kingdom
Pecaso Ltd	United Kingdom

Name	Country of Organization
Pecaso Holdings Ltd	United Kingdom
Quest Solutions Ltd.	United Kingdom
Sidetran Ltd.	United Kingdom
Accenture LLP	United States
Accenture Inc	United States
Accenture LLC	United States
Accenture 2 Inc	United States
Accenture Capital Inc	United States
Accenture Sub Inc	United States
Accenture Financial Corporation	United States
Avanade Inc	United States
Avanade International Corporation	United States
Avanade Holdings LLC	United States
Digital Asset Management Co.	United States
Maple Insurance Inc	United States
Navitaire Inc	United States
Navitaire International Inc	United States
Proquire LLC	United States
Accenture National Security Services LLC	United States
Accenture Relocation LLC	United States
Accenture HR Services Inc	United States
Accenture Technology Solutions- US, Inc.	United States
Accenture BPO Services LLC	United States
Accenture Indiana LLC	United States
Media Audits North America	United States
Random Walk Computing Inc	United States
Accenture Insurance Services LLC	United States
Accenture Puerto Rico LLC	Puerto Rico
Accenture C.A.	Venezuela